HERE CONFIDENTIAL    Exhibit 10.16.52+

CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. [*****] INDICATES THAT INFORMATION HAS BEEN OMITTED.
SECOND AMENDMENT TO GENERAL LICENSE AGREEMENT (Evaluation License)
This Second Amendment (“Second Amendment”) to the General License Agreement (“Agreement”) dated February 10, 2014, by and between Telenav, Inc. (“Client”) and HERE North America, LLC (“HERE”), is made and entered into as of the date of last signature below (“Second Amendment Effective Date”). Capitalized terms not otherwise defined in the body of this Second Amendment shall have the meanings set forth in the Agreement.
WHEREAS, HERE and Client desire to amend certain provisions of the Agreement with this Second Amendment;
WHEREFORE, the parties agree as follows:

1.	Amendment Term. The term of this Second Amendment (the “Second Amendment Term”) shall be co-terminous with the Agreement.

2.
Evaluation, Development and Demonstration Rights. For purposes of this Second Amendment and for the duration of the Second Amendment Term only, the following is hereby added as new Section 7 of the Agreement:

“7.1    License for Evaluation, Development and Demonstration. Subject to Client’s compliance with the terms and conditions set forth herein and the Agreement, HERE hereby grants Client a non-exclusive, non-transferable, non-sublicensable (except as otherwise permitted herein), restricted right during the Term of the Agreement to: (i) access the Location Platform Services for the purpose of evaluating the HERE Materials (as defined below) and related documentation solely in its internal operations for possible licensing from HERE; (ii) develop applications that use such HERE Materials (“Licensed Applications”) and integrate the HERE materials into Licensed Applications for the purpose of enabling such Licensed Applications to access the Location Platform Services; (iii) distribute such Licensed Applications as developer demos and tutorials for development and testing purposes for [*****] and [*****] (“Third Party Partners”), including the right for the recipients of such Licensed Applications to access the Location Platform Services via the Licensed Application solely for development and testing purposes, provided that: (a) Client shall on a [*****] basis identify to HERE in writing of each Third Party Partner to whom Client distributes the Licensed Applications that uses the HERE Materials within [*****] of the end of the applicable [*****] in which it distributes such HERE Materials to a Third Party Partner, (b) each Third Party Partner shall, within [*****] after expiration of the applicable demonstration period, return the Licensed Application to Client or certify in writing that HERE Materials have been destroyed or removed from the Licensed Application, (c) Client shall not disclose its developer credentials issued by HERE to any Third Party Partners, and (d) Client shall have an evaluation agreement in place with each Third Party Partner setting forth terms and conditions no less protective of the HERE Materials than those set forth in this Agreement and HERE shall be a [*****] to the evaluation agreement made between Client and the Third Party Customer and [*****] thereof; and (iv) demonstrate the Licensed Applications and/or HERE Materials to prospective customers and partners, including at trade shows, provided that, [*****] may not be used or combined with [*****] (excluding [*****]) for display on [*****]. For purposes of clarity, Client is allowed to use or combine [*****] for display on [*****]. Notwithstanding anything to the contrary in the Agreement, Client shall not use or combine HERE Materials (or any part thereof) with any other content, services or code that may subject the HERE Materials (or any part thereof) to any open source or open data licenses (e.g., OSM) or public domain where such licenses or terms would (a) cause the disclosure or distribution of the HERE Materials (or any part thereof); (b) result in licensing of the HERE Materials (or any part thereof) for the purpose of making derivative works; (c) cause redistribution of the HERE Materials (or any part thereof) at no charge, as a condition for use, modification or distribution of such other content, services or code; or (d) otherwise restrict or impact the licensing or other use of the HERE Materials (or any part thereof). As used herein, “HERE Materials” means the materials as described in Exhibit A, attached hereto. Except as otherwise provided herein, Client agrees not to (A) disclose or distribute such HERE Materials to any third parties, or (B) [*****] utilizing such HERE Materials without first procuring appropriate rights for such [*****] by entering into a definitive written agreement with HERE for the [*****]

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.
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NA [*****]– SF #PR-019769

HERE CONFIDENTIAL    Exhibit 10.16.52+

of such HERE Materials in such [*****]. Client shall [*****] of any products developed through use of both the Licensed Applications and the HERE Materials; provided, however, that the foregoing shall not be deemed to prohibit the use of [*****] in such products to the extent that the applicable customer (e.g., [*****]) specifically requests that such [*****] be used.
With respect to the HERE Materials, except as otherwise provided herein HERE does not grant Client any right to sublicense the HERE Materials to third party developers.”

3.	Except as otherwise modified herein, the terms of the Agreement shall remain in full force and effect.
*         *         *
IN WITNESS WHEREOF, the parties have caused this Second Amendment to be executed by their authorized representatives as of the Second Amendment Effective Date.
HERE NORTH AMERICA, LLC     TELENAV, INC.
By:    /s/ Greg Drescher        By:    /s/ Stuart Mar
Name:    Greg Drescher        Name:    Stuart Mar
Title:    Senior Legal Counsel        Title:    VP – Finance
Date:     January 17, 2019        Date:     1/7/2019
HERE NORTH AMERICA, LLC
By:    /s/ Jeannie Lee Newman
Name:    Jeannie Lee Newman
Title:    Senior Legal Counsel
Date:     January 17, 2019

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.
Second Amendment to GLA (TeleNav 23AUG2017_CR3-15-17)    Page 2 of 3
NA [*****]– SF #PR-019769

HERE CONFIDENTIAL    Exhibit 10.16.52+

EXHIBIT A

HERE MATERIALS

For purposes of this Second Amendment, “HERE Materials” shall consist of the following:

• HERE Fuel API
• HERE Personal Fuel Recommendations
• HERE Parking API (both On-Street and Off-Street)
• HERE Personal Parking Recommendations
• HERE EV Charging Stations API
• HERE Weather API
• HERE Traffic
• HERE Departure Alert API
• HERE Search API
• HERE Personal Fuel Recommendations API
• HERE Hazard Warnings API
• HERE Road Signs API

and any other HERE API that is generally released by HERE during the Second Amendment Term and for which HERE provides Client with the appropriate access credentials

[*****] Certain identified information denoted with an asterisk have been omitted from this exhibit because it is not material and would likely cause competitive harm to the Registrant if publicly disclosed.
Second Amendment to GLA (TeleNav 23AUG2017_CR3-15-17)    Page 3 of 3
NA [*****]– SF #PR-019769